Security Information






Security Purchased

CUSIP
US00106J2006

Issuer
AFI DEVELOPMENT

Underwriters
DBSI, Goldman Sachs, Morgan Stanley, Citigroup

Years of continuous operation, including predecessors
> 3 years

Ticker
AFID LI

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/2/2007

Total dollar amount of offering sold to QIBs
 $                                               1,400,000,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                               1,400,000,000

Public offering price
 $                                                           14.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             0.10

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

New York Funds





DWS Emerging Markets Equity Fund
New York
                      103,700
 $                 1,451,800
0.10%

Total

103,700
 $                 1,451,800
0.10%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
US46630Q2021

Issuer
VTB BANK

Underwriters
Citigroup, DBSI, Goldman Sachs, Renaissance
Capital Group

Years of continuous operation, including predecessors
> 3 years

Ticker
VTBR LI

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/11/2007

Total dollar amount of offering sold to QIBs
 $                                               7,988,131,000

Total dollar amount of any concurrent public offering
 $                                                                -

Total
 $                                               7,988,131,000

Public offering price
 $                                                           10.56

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             0.12

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Global Thematic VIP
Chicago
26,100
 $                   275,616
0.00%

DWS International Select Equity VIP
Chicago
64,400
 $                   680,064
0.01%

New York Funds





DWS Emerging Markets Equity Fund
New York
                        68,100
 $                   719,136
0.01%

DWS Global Thematic Fund
New York
                      320,600
 $                 3,385,536
0.04%

DWS International Equity Fund
New York
                        50,400
 $                   532,224
0.01%

DWS International Fund
New York
                      387,000
 $                 4,086,720
0.05%

DWS International Select Equity Fund
New York
                        50,200
 $                   530,112
0.01%

DWS International VIP
New York
                      160,500
 $                 1,694,880
0.02%

Total

1,127,300
 $               11,904,288
0.15%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end,the quarter-end date is listed.

Security Information








Security Purchased


CUSIP
KYG2112Y1098


Issuer
CHINA DONGXIANG GROUP


Underwriters
DBSI, Merrill Lynch, BNP Paribas, BOC
International, First Shanghai Securities, Guotai
Junan Securities, Sun Hung Kai International, Tai
Fook Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
3818 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/3/2007


Total dollar amount of offering sold to QIBs
 $                                                 705,219,072


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 705,219,072


Public offering price
 $                                                             0.51


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.02


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Global Thematic VIP
Chicago
77,000
 $                     39,492
0.01%



New York Funds







DWS Emerging Markets Equity Fund
New York
                      237,000
 $                   121,554
0.02%



DWS Global Thematic Fund
New York
                   1,043,000
 $                   534,941
0.08%



Total

1,357,000
 $                   695,987
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
BRBOVHACNOR5


Issuer
BOVESPA HOLDINGS SA


Underwriters
Credit Suisse, Goldman Sachs, Banco Bradesco,
Banco Itau, Banco Santander, UBS, BB Banco De
Investimentos, DBSI, HSBC


Years of continuous operation, including predecessors
> 3 years


Ticker
BOVH3 BZ


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to QIBs
 $                                               3,200,734,444


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               3,200,734,444


Public offering price
 $                                                           12.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.26


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Global Thematic VIP
Chicago
10,600
 $                   135,444
0.00%



DWS International Select Equity VIP
Chicago
20,300
 $                   259,389
0.01%



New York Funds







DWS Emerging Markets Equity Fund
New York
                        33,300
 $                   425,500
0.01%



DWS Global Thematic Fund
New York
                      142,300
 $                 1,818,278
0.06%



DWS International Fund
New York
                      191,700
 $                 2,449,500
0.08%



DWS International Select Equity Fund
New York
                        21,500
 $                   274,722
0.01%



DWS International VIP
New York
                        61,000
 $                   779,444
0.02%



DWS Latin America Equity Fund
New York
84,600
 $                 1,081,000
0.03%



Total

565,300
 $                 7,223,278
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
54318P108


Issuer
LONGTOP FINANCIAL TECHNOLOGIES


Underwriters
DBSI, Goldman Sachs, Jefferies & Co


Years of continuous operation, including predecessors
> 3 years


Ticker
LFT US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/24/2007


Total dollar amount of offering sold to QIBs
 $                                                 182,600,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 182,600,000


Public offering price
 $                                                           17.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.23


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Small Cap Growth VIP
Chicago
1,700
 $                     29,750
0.02%



New York Funds







DWS Emerging Markets Equity Fund
New York
                          2,300
 $                     40,250
0.02%



DWS Global Opportunities Fund
New York
6,100
 $                   106,750
0.06%



DWS Global Opportunities VIP
New York
                          2,400
 $                     42,000
0.02%



DWS Small Cap Growth Fund
New York
                          3,000
 $                     52,500
0.03%



Total

15,500
 $                   271,250
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
KYG017171003


Issuer
ALIBABA.COM LTD


Underwriters
DBSI, Goldman Sachs, Morgan Stanley, BNP
Paribas, BOCI Asia Ltd, China Construction Bank,
Citigroup, CLSA Ltd, Pacific Crest Securities,
United Overseas Bank


Years of continuous operation, including predecessors
> 3 years


Ticker
1688 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/27/2007


Total dollar amount of offering sold to QIBs
 $                                               1,496,073,207


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,496,073,207


Public offering price
 $                                                             1.74


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS International Select Equity VIP
Chicago
37,000
 $                     64,448
0.00%



DWS Mid Cap Growth VIP
Chicago
75,000
 $                   130,638
0.01%



DWS Technology Fund
Chicago
142,000
 $                   247,342
0.02%



DWS Technology VIP
Chicago
22,500
 $                     39,192
0.00%



New York Funds







DWS Emerging Markets Equity Fund
New York
60,500
 $                   105,382
0.01%



DWS International Fund
New York
                      347,500
 $                   605,291
0.04%



DWS International Select Equity Fund
New York
                        39,000
 $                     67,932
0.00%



DWS International VIP
New York
                      110,500
 $                   192,474
0.01%



DWS Mid Cap Growth Fund
New York
                      175,000
 $                   304,823
0.02%



Total

1,009,000
 $                 1,757,523
0.12%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.